Exhibit 10.3

SHARE-FOR-SHARE SWAP AND NOMINATION AGREEMENT

Between

PSYENCE BIOMEDICAL LTD., a corporation incorporated under the laws of Ontario,

Canada, with company registration number 1000582144 (“PBM”)

PSYENCE LABS LTD., a company incorporated under the laws of the British Virgin Islands,

with company registration number 2136220 (“PsyLabs”)

and

PSYENCE BIOMED II CORP., a corporation incorporated under the laws of Ontario,

Canada, with company registration number 1000582153 (“PBCII”)

PBM, PsyLabs and PBCII are referred to individually as a “Party” and together as the “Parties”

1	INTERPRETATION

1.1	Definitions

In this Agreement, unless the context otherwise requires:

1.1.1	“Affiliate” means, in relation to any Person, any other Person that directly or indirectly Controls, is Controlled by, or is under common Control with, such first Person.

1.1.2	“Agreement” means this Share-for-Share Swap and Nomination Agreement, including the Schedules.

1.1.3	“Applicable Law” means all applicable laws, statutes, regulations, rules, ordinances, judgments, orders and decrees of any Governmental Authority having jurisdiction over a Party or the Transaction, including the OBCA, the BVI Act, the Securities Act of 1933, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable Ontario securities laws and the Nasdaq Listing Rules.

1.1.4	“BVI Act” means the BVI Business Companies Act, 2004 (as amended).

1.1.5	“Business Day” means a day other than a Saturday, Sunday or public holiday in Toronto, Ontario, Canada or Road Town, Tortola, British Virgin Islands, and on which banks are generally open for business in both places.

1.1.6	“Closing” means the completion of the Transaction in accordance with clause 4.7.

1.1.7	“Closing Date” means the date on which Closing occurs in accordance with clause 4.7.

1.1.8	“Control” means, in relation to a Person, the power, directly or indirectly, to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities, by contract or otherwise, and “Controlled” and “Controlling” shall be construed accordingly.

1.1.9	“Encumbrance” means any mortgage, charge, pledge, lien, security interest, option, restriction, right of first refusal, right of first offer, pre-emptive right, claim, equity or other encumbrance of any nature.

1.1.10	“Exchange Shares” means, collectively, the PBM Shares and the PsyLabs Shares.

1.1.11	“Governmental Authority” means any court, tribunal, regulator, stock exchange, governmental, quasi-governmental, administrative, fiscal or judicial body, department, commission, board, bureau or authority.

1.1.12	“Nasdaq” means The Nasdaq Stock Market LLC.

1.1.13	“OBCA” means the Business Corporations Act (Ontario), as amended.

1.1.14	“PBM Board” means the board of directors of PBM.

1.1.15	“PBM Board Approval” means approval of this Agreement and the Transaction by the PBM Board, including all director determinations required by the OBCA in connection with the issue of the PBM Shares for non-cash consideration.

1.1.16	“PBM Shares” means 1,497,500 newly issued common shares in the capital of PBM, no par value, to be issued by PBM to PsyLabs at Closing, credited as fully paid.

1.1.17	“PBCII Board” means the board of directors of PBCII.

1.1.18	“PBCII Board Approval” means approval of this Agreement and PBCII’s entry into, acceptance of and performance under this Agreement by the PBCII Board.

1.1.19	“Person” means an individual, corporation, company, body corporate, partnership, joint venture, trust, unincorporated association, governmental authority or any other entity.

1.1.20	“PsyLabs Board” means the board of directors of PsyLabs.

1.1.21	“PsyLabs Board Approval” means approval of this Agreement and the Transaction by the PsyLabs Board, including all director determinations required by the BVI Act in connection with the issue of the PsyLabs Shares for non-cash consideration.

1.1.22	“PsyLabs Shares” means 3,473 newly issued ordinary shares in the capital of PsyLabs to be issued by PsyLabs to PBCII at Closing, credited as fully paid.

1.1.23	“Representatives” means, with respect to any Person, its directors, officers, employees, agents, advisors (including financial advisors, counsel, and accountants), and Affiliates, and the directors, officers, employees, and agents of any such Affiliate.

1.1.24	“Securities Act” means the United States Securities Act of 1933, as amended.

1.1.25	“Restricted Period” means the period during which PsyLabs (together with its Affiliates) beneficially owns any shares in the capital of PBM.

1.1.26	“Transaction” means the simultaneous issue by PBM of the PBM Shares to PsyLabs and by PsyLabs of the PsyLabs Shares to PBCII, at the direction and nomination of PBM, on the terms of this Agreement.

1.1.27	“U.S. Person” has the meaning given in Regulation S under the Securities Act.

1.2	Construction

Unless the context requires otherwise:

1.2.1	headings are for convenience only and do not affect interpretation;

1.2.2	references to statutes include those statutes as amended, re-enacted or replaced;

1.2.3	the words “include”, “includes” and “including” are deemed to be followed by “without limitation”;

1.2.4	references to a Party include its permitted successors and assigns; and

1.2.5	“written” or “in writing” includes e-mail and electronically executed documents.

2	AGREEMENT TO EXCHANGE SHARES AND NOMINATION

2.1	Exchange

Subject to the terms and conditions of this Agreement:

2.1.1	PBM shall issue and allot the PBM Shares to PsyLabs at a deemed issue price of USD 6.00 per PBM Share, for aggregate non-cash consideration of USD 8,985,000; and

2.1.2	PsyLabs shall issue and allot the PsyLabs Shares to PBCII, at PBM’s direction and nomination, at an implied independent third-party equity valuation of USD 60,000,000 for PsyLabs, for aggregate non-cash consideration equal to USD 8,985,000.

2.2	PBM nomination of PBCII

PBM acknowledges that the PsyLabs Shares are being issued to PBM as consideration for the issuance of the PBM Shares, and that PBM is entitled to receive such consideration. PBM hereby irrevocably:

2.2.1	directs that the PsyLabs Shares to which PBM is entitled be issued and registered in the name of PBCII, as PBM’s nominee, at Closing;

2.2.2	instructs PsyLabs to issue the PsyLabs Shares to PBCII and to enter PBCII in PsyLabs’ register of members as holder of the PsyLabs Shares; and

2.2.3	acknowledges and agrees that the issue and registration of the PsyLabs Shares in the name of PBCII at PBM’s direction shall constitute good delivery of the consideration to which PBM is entitled under this Agreement and full and complete discharge of PsyLabs’ obligation to issue the PsyLabs Shares in consideration for the PBM Shares.

2.3	PBCII acceptance

PBCII:

2.3.1	accepts its nomination by PBM as recipient of the PsyLabs Shares;

2.3.2	agrees to accept issue and registration of the PsyLabs Shares in its name at Closing; and

2.3.3	agrees to be bound by the provisions of this Agreement applicable to a holder of the PsyLabs Shares.

2.4	Commercial equivalence

The Parties acknowledge and agree that the Transaction is intended to constitute a contemporaneous share-for-share exchange of equal agreed value, with the PsyLabs Shares being issued to PBCII at PBM’s direction and for PBM’s account within the PBM group structure, and with no cash balancing payment payable by any Party except as expressly provided in this Agreement.

2.5	No fractional shares

No fractional shares shall be issued under this Agreement. The share numbers set out in clause 2.1 are fixed. If any adjustment is required by reason of a share split, consolidation, recapitalisation or similar event occurring after the date of this Agreement and before Closing, the Parties shall amend clause 2.1 by written instrument so that the economic bargain is preserved as nearly as possible.

3	CONDITIONS PRECEDENT

3.1	Conditions to all Parties’ obligations

The obligations of each Party to complete Closing are subject to satisfaction or waiver in writing by the relevant Party of the following conditions on or before the Long Stop Date:

3.1.1	Home-country-practice confirmation

PBM shall have delivered to PsyLabs and PBCII evidence reasonably satisfactory to them that:

3.1.1.1	PBM has determined to proceed on the basis that PBM shareholder approval is not required for the Transaction by reason of PBM’s valid reliance on Nasdaq Rule 5615(a)(3); and

3.1.1.2	PBM has completed, or is in a position to complete at or before Closing, all Nasdaq procedural steps required.

3.1.2	Third-party and constitutional consents

All consents, waivers, notices and approvals required under the constating documents, shareholders’ agreements or other binding arrangements of any Party to issue the relevant Exchange Shares, to nominate PBCII as recipient of the PsyLabs Shares, and to register the relevant recipient as holder thereof, shall have been obtained, including any waiver of pre-emptive, participation, anti-dilution, rights of first refusal or similar rights.

3.1.3	No restraint

No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any order, injunction or law that restrains, prohibits or makes illegal the consummation of the Transaction.

3.1.4	Closing deliverables

Each Party shall have delivered the documents listed in Schedule 1 in form and substance reasonably satisfactory to the other relevant Parties.

3.2	Long Stop Date

If the conditions in clause 3.1 have not been satisfied or waived by 5:00 p.m. (Toronto time) on 30 November 2026 or such later date as the Parties may agree in writing (the “Long Stop Date”), any Party may terminate this Agreement by written notice to the other Parties, without prejudice to any accrued rights.

3.3	Waiver

A condition may only be waived by the Party entitled to the benefit of that condition, in writing. No waiver of any condition requiring compliance with Applicable Law shall be effective to the extent such waiver would itself contravene Applicable Law.

4	PRE-CLOSING COVENANTS

4.1	Conduct pending Closing

From the date of this Agreement until Closing or earlier termination, each Party shall:

4.1.1	use commercially reasonable efforts to satisfy the conditions precedent applicable to it;

4.1.2	not knowingly take any action that would reasonably be expected to prevent satisfaction of any condition precedent;

4.1.3	promptly notify the other Parties of any matter that causes, or would reasonably be expected to cause, any representation or warranty of that Party to become untrue in any material respect before Closing; and

4.1.4	provide such reasonable cooperation and information as is necessary for securities-law filings, stock-exchange notifications, board materials, fairness materials and legal opinions required for the Transaction.

4.2	PBM specific covenants

PBM covenants that before Closing it shall:

4.2.1	file with Nasdaq all notifications required in connection with the proposed issue of the PBM Shares;

4.2.2	prepare and make, or furnish, all public disclosures, including any press release and any Form 6-K, required by Applicable Law or Nasdaq in respect of this Agreement and the Transaction, in consultation with PsyLabs;

4.2.3	strictly comply with Nasdaq Rule 5615(a)(3) to the extent applicable or relied on;

4.2.4	obtain all necessary PBM Board resolutions; and

4.2.5	cause its transfer agent and registrar to be in a position, at Closing, to issue and register the PBM Shares in book-entry or certificate form, subject to the transfer restrictions in this Agreement and Applicable Law.

4.3	PsyLabs specific covenants

PsyLabs covenants that before Closing it shall:

4.3.1	obtain all necessary PsyLabs Board resolutions, including the resolution required by section 48 of the BVI Act (as applicable);

4.3.2	ensure that the issue of the PsyLabs Shares to PBCII at PBM’s direction complies with its memorandum and articles of association, including any restrictions on issue, transfer or registration; and

4.3.3	cause its registered agent or corporate administrator to be in a position, at Closing, to enter PBCII in PsyLabs’ register of members as holder of the PsyLabs Shares and to issue the relevant share certificate or written confirmation of uncertificated holding.

4.4	PBCII specific covenants

PBCII covenants that before Closing it shall:

4.4.1	obtain all necessary PBCII Board resolutions approving this Agreement and PBCII’s acceptance of the PsyLabs Shares; and

4.4.2	do all things reasonably necessary to accept and be registered as holder of the PsyLabs Shares at Closing.

4.5	Ontario private-placement compliance

To the extent any issue of securities under this Agreement constitutes a distribution in Ontario, the issuing Party shall:

4.5.1	rely on an available prospectus exemption, including, where applicable, the accredited investor exemption or such other exemption as counsel confirms is available; and

4.5.2	file any report of exempt distribution required under Ontario securities laws within the prescribed time.

4.6	Public announcements and confidentiality

4.6.1	No Party shall issue any public announcement or communication relating to this Agreement or the Transaction except:

4.6.1.1	with the prior written approval of the other Parties, not to be unreasonably withheld or delayed; or

4.6.1.2	to the extent required by Applicable Law, Nasdaq, the SEC or any other Governmental Authority.

4.6.2	Each Party shall provide the others with a reasonable opportunity to review any such announcement in advance, except where impracticable by reason of urgency or market requirements.

4.6.3	The existence and terms of this Agreement shall be treated as confidential except to the extent disclosure is required by Applicable Law or by a Governmental Authority, or is made to professional advisers, financiers, auditors or prospective financing sources on a confidential basis.

4.7	Time and place

Closing shall take place remotely by exchange of electronic documents and instructions at 10:00 a.m. (Toronto time) on the third Business Day after the satisfaction or waiver of the conditions in clause 3, or on such other date and time as the Parties agree in writing.

5	PSYLABS RESTRICTIONS

5.1	Restriction Obligations

During the Restricted Period, PsyLabs shall not, and shall cause its Representatives not to, directly or indirectly, alone or in concert with any other Person:

5.1.1	except with (A) the prior written consent of the PBM Board (acting at the direction of the independent members of the PBM Board) or (B) the prior approval of a majority of the disinterested PBM stockholders, acquire, offer or propose to acquire, or agree to acquire, by purchase, tender or exchange offer, merger, consolidation, business combination, recapitalization, restructuring, or in any other manner, beneficial ownership (as defined in Rule 13d-3 under the Exchange Act of any securities or direct or indirect rights to acquire any securities of PBM or any of its subsidiaries, or any assets of PBM or any of its subsidiaries constituting a material portion of the consolidated assets of PBM and its subsidiaries taken as a whole (including any securities or assets of any subsidiary), or any rights, options, or other securities exercisable for or convertible into such securities or assets, or any bank debt or claims of or against PBM or any of its subsidiaries;

5.1.2	make, or in any way participate in, any “solicitation” of “proxies” (as such terms are used in the proxy rules promulgated by the Securities and Exchange Commission) or consents to vote, or seek to advise or influence any Person with respect to the voting of, any voting securities of PBM, or call or seek to call a meeting of the stockholders of PBM or initiate or propose any stockholder proposal or action by written consent of the stockholders of PBM;

5.1.3	form, join, or in any way participate in a “group” (as defined in Section 13(d)(3) of the Exchange Act and the rules and regulations thereunder) with respect to any securities of PBM, other than any group composed solely of the Receiving Party and its controlled Affiliates;

5.1.4	except with the prior written consent of PBM management (acting at the direction of the independent members of the PBM Board), seek or propose, alone or in concert with others, to influence, change, or control the management, PBM Board, or governance or policies of PBM, including by (A) seeking election or appointment to, or representation on, the PBM Board or the removal of any member of the PBM Board, (B) making any proposal for consideration at any meeting of stockholders of PBM or submitting any stockholder proposal pursuant to Rule 14a-8 under the Exchange Act, or (C) seeking the call of a special meeting of stockholders;

5.1.5	make any public announcement or public proposal, or make, initiate, or participate in any offer, proposal, or indication of interest (whether written or oral, formal or informal, binding or non-binding, and whether or not subject to conditions) with respect to, or otherwise solicit, seek, or offer to effect, (A) any business combination, merger, consolidation, tender offer, exchange offer, acquisition, or similar transaction involving PBM or any of its subsidiaries, (B) any recapitalization, restructuring, liquidation, dissolution, or other extraordinary transaction with respect to PBM or any of its subsidiaries, or (C) any acquisition of all or substantially all of the assets or businesses of PBM or any material subsidiary of PBM (each of the foregoing described in clauses (A) through (C), an “Extraordinary Transaction”);

5.1.6	enter into any discussions, negotiations, agreements, arrangements, or understandings (whether written or oral) with any third party (including any other actual or potential bidder or acquiror) regarding any of the foregoing, or advise, finance, assist, encourage, or provide any information to any third party in connection with any of the foregoing;

5.1.7	take any action that would reasonably be expected to require PBM to make a public announcement regarding any of the actions described in clauses 5.1.1 through 5.1.6 above; or

5.1.8	publicly disclose any intention, plan, or arrangement inconsistent with the foregoing.

5.2	Pre-Approved Transactions

Nothing in this clause 5 shall restrict or prohibit the completion or performance of any transaction that has been approved by the boards of directors of the relevant Parties as at or prior to the date of this Agreement (each, a “Pre-Approved Transaction”), including PBM’s investment of USD 5,000,000 into PsyLabs, provided that each such Pre-Approved Transaction is completed on terms not materially less favourable to PBM than those approved as at the date of this Agreement.

6	Closing steps

At Closing, the following steps shall occur simultaneously:

6.1	PBM issuance

PBM shall:

6.1.1	issue and allot the PBM Shares to PsyLabs;

6.1.2	cause PsyLabs to be entered in PBM’s register of securities holders as holder of the PBM Shares;

6.1.3	deliver to PsyLabs evidence of issuance and registration of the PBM Shares, whether by book-entry statement, direct registration statement or certificate; and

6.1.4	deliver to PsyLabs and PBCII the PBM secretary’s certificate and all other closing deliverables specified in Schedule 1.

6.2	PsyLabs issuance

PsyLabs shall:

6.2.1	issue and allot the PsyLabs Shares to PBCII at PBM’s direction;

6.2.2	cause PBCII to be entered in PsyLabs’ register of members as holder of the PsyLabs Shares;

6.2.3	deliver to PBCII, with copies to PBM, the share certificate for the PsyLabs Shares or written evidence of uncertificated registration, together with an updated extract of the register of members; and

6.2.4	deliver to PBM and PBCII the PsyLabs secretary’s certificate and all other closing deliverables specified in Schedule 1.

6.3	PBCII acceptance

PBCII shall:

6.3.1	accept issue and registration of the PsyLabs Shares in its name; and

6.3.2	deliver to PBM and PsyLabs the PBCII secretary’s certificate and all other closing deliverables specified in Schedule 1.

6.4	Record time

The Parties agree that the Transaction shall be treated as having occurred simultaneously and no Party shall be required to complete its obligations unless the others concurrently complete their corresponding obligations.

6.5	Effectiveness of issue

6.5.1	As between the Parties, the PBM Shares shall be deemed issued and beneficially owned by PsyLabs immediately upon PBM registering PsyLabs as holder thereof.

6.5.2	As between the Parties, the PsyLabs Shares shall be deemed validly issued and legally held by PBCII immediately upon PsyLabs entering PBCII in its register of members as holder thereof.

6.5.3	The Parties acknowledge that the issue and registration of the PsyLabs Shares in the name of PBCII in accordance with this Agreement fully satisfies PsyLabs’ issuance obligation under this Agreement.

7	REPRESENTATIONS AND WARRANTIES

7.1	Mutual representations

Each Party represents and warrants to the other Parties, on the date of this Agreement and again at Closing, that:

7.1.1	Organisation and good standing: it is duly incorporated, organised and validly existing under the laws of its jurisdiction of incorporation and has the corporate power and authority to enter into and perform this Agreement;

7.1.2	Authority: it has taken, or before Closing will have taken, all necessary corporate action to authorise the execution, delivery and performance of this Agreement and the consummation of the Transaction;

7.1.3	Binding obligations: this Agreement, when executed, constitutes a legal, valid and binding obligation of that Party enforceable against it in accordance with its terms, subject to applicable insolvency, reorganisation and similar laws affecting creditors’ rights generally and general principles of equity;

7.1.4	No conflict: the execution and delivery of this Agreement and performance of the Transaction will not, in any material respect:

7.1.4.1	violate its constating documents;

7.1.4.2	violate any Applicable Law binding on it; or

7.1.4.3	breach any material contract to which it is party, except, in each case, for breaches or consents disclosed in writing to the other Parties before Closing and waived by the affected other Parties;

7.1.5	No brokers: no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from any other Party by reason of arrangements made by or on behalf of that Party; and

7.1.6	Insolvency: no insolvency, winding-up, liquidation, administration or analogous proceeding has been commenced or, to its knowledge, threatened in writing against it.

7.2	PBM representations

PBM further represents and warrants to PsyLabs and PBCII that:

7.2.1	Authorised and validly issued: PBM has, or before Closing will have, sufficient authorised but unissued common shares to issue the PBM Shares, and the PBM Shares, when issued pursuant to this Agreement, will be duly authorised, validly issued, fully paid and non-assessable;

7.2.2	Title: on issuance, PsyLabs will acquire good title to the PBM Shares, free and clear of all Encumbrances created by PBM, other than:

7.2.2.1	transfer restrictions under U.S. federal and state securities laws, Ontario securities laws and this Agreement; and

7.2.2.2	any Encumbrances created by or through PsyLabs; and

7.2.3	Sophistication: PBM has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the PsyLabs Shares.

7.3	PsyLabs representations regarding the PsyLabs Shares

PsyLabs further represents and warrants to PBM and PBCII that:

7.3.1	Authorised and validly issued: PsyLabs has, or before Closing will have, sufficient authorised but unissued ordinary shares to issue the PsyLabs Shares, and the PsyLabs Shares, when issued pursuant to this Agreement and registered in PsyLabs’ register of members in the name of PBCII, will be duly authorised, validly issued, fully paid and non-assessable;

7.3.2	Title: on issuance, PBCII will acquire good title to the PsyLabs Shares, free and clear of all Encumbrances created by PsyLabs, other than:

7.3.2.1	restrictions contained in PsyLabs’ memorandum and articles of association disclosed to PBM and PBCII before Closing;

7.3.2.2	restrictions contained in any shareholders’ agreement disclosed to PBM and PBCII before Closing and consented to by them; and

7.3.2.3	any Encumbrances created by or through PBM or PBCII;

7.3.3	Issue at PBM direction: PsyLabs is entitled to issue the PsyLabs Shares to PBCII at PBM’s direction pursuant to this Agreement;

7.3.4	Sophistication: PsyLabs has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the PBM Shares;

7.3.5	Resale restrictions: PsyLabs understands and acknowledges that:

7.3.5.1	the PBM Shares have not been registered under the Securities Act or under any U.S. state securities laws;

7.3.5.2	the PBM Shares may not be offered, sold, pledged, hedged or otherwise transferred absent an effective registration statement or an available exemption from registration; and

7.3.5.3	because PsyLabs may be deemed an affiliate or control person of PBM, any resale may be subject to additional limitations under applicable securities laws;

7.4	PBCII representations

PBCII represents and warrants to PBM and PsyLabs, on the date of this Agreement and again at Closing, that:

7.4.1	Acceptance and authority: PBCII has full power and authority to accept the PsyLabs Shares and be registered as holder thereof in accordance with this Agreement;

7.4.2	Sophistication: PBCII has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of accepting the PsyLabs Shares.

8	ADDITIONAL SECURITIES LAW ACKNOWLEDGEMENTS

8.1	Unless the PBM Shares are issued pursuant to an effective registration statement and freely tradeable at Closing, any certificate, book-entry notation or direct registration advice relating to the PBM Shares shall bear, or be subject to, a legend or notation substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN AVAILABLE EXEMPTION FROM REGISTRATION, IN EACH CASE IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND, IF REQUESTED BY THE ISSUER, PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER.

8.2	PBM may add such further notation as counsel reasonably determines is required to reflect Regulation S or affiliate / control person restrictions.

8.3	If required by Ontario securities laws or by PBM’s counsel in connection with the exemption relied upon, the PBM Shares shall also bear or be subject to a Canadian resale restriction legend or notation substantially in the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (i) THE DATE OF THE TRANSACTION THAT CREATED THE SECURITY, AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

8.4	A Party issuing shares shall remove any legend or notation applicable to its shares when, and only when, the holder provides evidence reasonably satisfactory to the issuer that the legend or notation is no longer required under Applicable Law.

9	TERMINATION

9.1	Termination rights

This Agreement may be terminated at any time before Closing:

9.1.1	by written agreement of the Parties;

9.1.2	by any Party if Closing has not occurred by the Long Stop Date;

9.1.3	by any Party if a Governmental Authority permanently restrains or prohibits the Transaction; or

9.1.4	by a non-breaching Party if another Party materially breaches this Agreement and, if the breach is capable of remedy, fails to remedy it within 10 Business Days after written notice requiring remedy.

9.2	Effect of termination

9.3	If this Agreement is terminated in accordance with clause 9.1, this Agreement shall cease to have effect except for:

9.3.1	accrued rights arising before termination; and

9.3.2	clauses 4.7, 9.2, 10, 11 and, which shall survive termination.

10	INDEMNITY FOR BREACH

10.1	Indemnity

Each Party (the “Indemnifying Party”) indemnifies each other Party and its directors, officers and agents against all losses, liabilities, costs and expenses reasonably incurred arising out of or in connection with:

10.1.1	any breach by the Indemnifying Party of its representations, warranties or covenants in this Agreement; or

10.1.2	any inaccuracy in any certificate or document delivered by the Indemnifying Party at Closing.

10.2	Limitations

No Party shall be liable for any indirect or consequential loss, loss of profit or loss of opportunity except to the extent awarded against the indemnified Party by a third party or arising from fraud, wilful misconduct or a deliberate breach of this Agreement.

11	GOVERNING LAW AND JURISDICTION

11.1	Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

11.2	Jurisdiction

The courts of Ontario shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement, provided that nothing in this clause prevents any Party from seeking:

11.2.1	interim or conservatory relief in any court of competent jurisdiction; or

11.2.2	orders in the British Virgin Islands in respect of the register of members or other corporate records of PsyLabs.

11.3	Specific performance

The Parties acknowledge that damages may not be an adequate remedy for breach of this Agreement and that each Party shall be entitled to seek specific performance, injunctive relief and other equitable remedies in respect of any threatened or actual breach.

12	GENERAL

12.1	Entire agreement

This Agreement constitutes the entire agreement between the Parties in relation to the Transaction and supersedes all prior discussions, negotiations, term sheets and understandings relating to its subject matter.

12.2	Amendments

No amendment to this Agreement shall be effective unless in writing and signed by or on behalf of each Party.

12.3	Assignment

No Party may assign, transfer or novate any of its rights or obligations under this Agreement without the prior written consent of the other Parties, except to an Affiliate that agrees in writing to be bound by this Agreement, provided that the assigning Party remains liable for performance.

12.4	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

12.5	Electronic signatures

Execution of this Agreement by electronic signature or exchange of signed PDF copies shall be valid and effective as if original wet-ink signatures had been exchanged.

SIGNATURE:

PSYENCE BIOMEDICAL LTD. acting by:

/s/ Jody Aufrichtig
Director

Name:	Jody Aufrichtig

PSYENCE BIOMED II CORP. acting by:

/s/ Jody Aufrichtig
Director

Name:	Jody Aufrichtig

PSYENCE LABS LTD. acting by:

/s/ Ronel Anneli Williams
Ronel Anneli Williams

/s/ Kim Setzkorn
Kim Setzkorn

authorised signatories for Control Services Corp. (Corporate director) for and on behalf of the company

SCHEDULE 1: CLOSING DELIVERABLES

1.	PBM deliverables

PBM shall deliver to PsyLabs and PBCII at Closing:

●	Copies of the PBM Board resolutions approving this Agreement and the Transaction

●	secretary’s certificate as to incumbency, constating documents and resolutions;

●	good standing / status certificate or equivalent for PBM dated not more than 20 Business Days before Closing; and

●	evidence of issue and registration of the PBM Shares in PsyLabs’ name.

2.	PsyLabs deliverables

PsyLabs shall deliver to PBM and PBCII at Closing:

●	Copies of the PsyLabs Board resolutions approving this Agreement and the Transaction;

●	Updated extract of PsyLabs’ register of members showing PBCII as holder of the PsyLabs Shares; and

●	Certificate representing the PsyLabs Shares or written confirmation of uncertificated registration.

3.	PBCII deliverables

PBCII shall deliver to PBM and PsyLabs at Closing:

●	Certified copies of the PBCII Board resolutions approving this Agreement and PBCII’s acceptance of the PsyLabs Shares; and

●	Good standing / status certificate or equivalent for PBCII dated not more than 20 Business Days before Closing.